UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2004

                        TECHNOLOGY RESEARCH CORPORATION

               (Exact name of registrant as specified in charter)


        Florida                          0-13763                  59-2095002
   ------------------               ----------------            --------------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)


5250-140th Avenue North, Clearwater, Florida               33760-3791
 ------------------------------------------                 --------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (727) 535-0572

                                      N/A
                                  ----------
         (Former name or former address, if changed since last report)

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Item 9. Information Provided Under Item 12 (Results of Operations and Financial
Condition)

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

On January 20, 2004, Technology Research Corporation issued a press release announcing its financial results for its third fiscal quarter ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                TECHNOLOGY RESEARCH CORPORATION
                                                -------------------------------
                                                       (Registrant)


Date:  January 20, 2004
       -----------------



                                                     /s/ Scott J. Loucks
                                                     -----------------------
                                                     Scott J. Loucks
                                                     Vice President of Finance;
                                                     Chief Financial Officer



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                               INDEX TO EXHIBITS


Exhibit No.   Description
-----------   ------------

99.1 Press release, dated January 20, 2004, issued by Technology Research Corporation



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